UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Under §240.14a-12

Globecomm Systems Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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The following letter was sent to Globecomm customers on August 27, 2013.

August 27, 2013

To All Globecomm Customers:

We are excited to announce that Globecomm Systems has entered into a definitive merger agreement with a fund sponsored by Wasserstein & Co., a leading independent private equity and investment firm.

We believe that this transaction is in the best interest of our shareholders, customers, partners and employees. Wasserstein & Co. has a proven track record of helping companies build on their success. We look forward to partnering with Wasserstein & Co. and taking advantage of its extensive experience, analytical skills and financial strength to more fully execute our strategic vision.

There will be no changes to our relationship with our customers. We will still be Globecomm, with all of the same resources, businesses and products as before. We will continue to serve and nurture all of our customers as before.

The merger is subject to a variety of closing conditions. We expect business as usual both up to and following the closing of the transaction.

More information on the transaction can be found in the news release, located at http://phx.corporate-ir.net/phoenix.zhtml?c=77373&p=irol-newsArticle&ID=1849754&highlight.

Thank you for your continued confidence and support.

Yours sincerely,

David E. Hershberg

Chairman and Chief Executive Officer

Globecomm Systems Inc.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Globecomm will file proxy materials with the Securities and Exchange Commission, or the SEC, relating to the solicitation of proxies to vote at a special meeting of stockholders to be called to approve the proposed transaction. The definitive proxy statement will be mailed to the stockholders of Globecomm in advance of the special meeting. Stockholders of Globecomm are urged to read the proxy statement and other relevant materials when they become available, as they will contain important information about the proposed transaction. Stockholders may obtain a free copy of the proxy statement and any other relevant documents (when available) at the SEC’s web site at http://www.sec.gov. The definitive proxy statement and these other documents also will be available on Globecomm’s website (http://www.globecomm.com) and may be obtained free of charge from Globecomm by directing a request to Globecomm Systems Inc., Attn: Corporate Secretary, 45 Oser Avenue, Hauppauge, NY 11788.

Globecomm and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from Globecomm’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Globecomm and their respective interests in Globecomm by security holdings or otherwise is set forth in its proxy statement relating to the 2012 annual meeting of stockholders, which was filed with the SEC on October 5, 2012. Investors may obtain additional information regarding the interest of the participants by reading the proxy statement regarding the proposed transaction when it becomes available.

Cautionary Note Concerning Forward-Looking Statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (i) the risk that the merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy of the conditions to the consummation of the merger, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including a termination under circumstances that could require us to pay a termination fee or to pay an expense reimbursement, (iv) the effect of the announcement or pendency of the merger on the Company’s business relationships, operating results and business generally, (v) the potential adverse effect on the Company’s business, properties and operations because of certain covenants the Company agreed to in the merger agreement, (vi) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the merger and (ix) the amount of the costs, fees, expenses and charges related to the merger agreement and merger.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in these materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. Except as required by applicable law or regulation, the Company does not undertake to update these forward-looking statements to reflect future events or circumstances. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended June 30, 2012, which was filed with the SEC on September 13, 2012, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.